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                                                                   Exhibit 99.1


                           PURCHASE AND SALE AGREEMENT

This Agreement made and entered into this 5th day of December, 2000.

BETWEEN:

          BIOLABS, INC., a public company duly incorporated under the laws of the State of New York, having an office at #1A, 3033 King George Highway, Surrey, British Columbia,
          V4P 1B8                                   ("BIOLABS")

                                                               OF THE FIRST PART

AND:

          DYNAMED, INC., a privately-held company duly incorporated under the laws of the State of Washington, having an office at 113 Second Street, Suite 102, Wanatchee,
          Washington, 98801                         ("DYNAMED")

                                                              OF THE SECOND PART

AND:

          ANTONY DYAKOWSKI, of 4474 West 3rd Avenue, Vancouver,
          British Columbia, V6R 1N1               ("DYAKOWSKI")

AND:

          ELIO GUGLIELMI, of 2929 West 24th Avenue, Vancouver,
          British Columbia, V6C 1R7               ("GUGLIELMI")

AND:

          KEVIN O'FARRELL, of PH3 950 Bidwell Street, Vancouver,
          British Columbia, V6G 2J9               ("O'FARRELL")

AND:

          ROBERTA SOON, of PH3 950 Bidwell Street, Vancouver,
          British Columbia, V6G 2J9                    ("SOON")

                                                               OF THE THIRD PART

WHEREAS:

A. BioLabs desires to issue to DynaMed and to the BC Shareholders certain shares of common stock in BioLabs;

B. DynaMed and the BC Shareholders (as hereafter defined) desire to transfer to BioLabs all of the shares of stock owned by each of them in BIOTHERAPIES, INC., a Michigan corporation (hereinafter referred to as "BIOTHERAPIES");


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C.        BioLabs desires to transfer to DynaMed certain shares of stock and warrants in ID CERTIFY, INC., a Washington corporation ("ID CERTIFY");

D. DynaMed desires to transfer to BioLabs all of DynaMed's interest in BIOMED TECHNOLOGIES, LLC, a Washington limited liability company (hereinafter "BIOMED"), including that certain agreement dated September 15, 1998 by and between BioTherapies, DynaMed and Dr. Paul
          R. Ervin, Jr., individually (hereinafter "THE SEPTEMBER 15, 1998 AGREEMENT"), a copy of which is attached hereto and marked as Appendix "A", plus certain other valuable consideration;

E. Following the completion of all transactions contemplated by this Agreement (in a separate and distinct transaction that is in no respect associated in any manner whatsoever with this Agreement) it is BioLabs' intention to promptly enter into good faith discussions with all persons with interests in BioMed, with the objective of obtaining an agreement with said interested persons, to dissolve BioMed in the foreseeable future; and

F. The parties mutually desire to reduce the terms of their agreement to writing.

NOW, THEREFORE, THIS AGREEMENT WITNESSES that, in consideration of the premises and the covenants and agreements herein contained, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:


ARTICLE 1:     INTERPRETATION

1.1       Definitions. In this agreement, unless otherwise provided:

          (a) "AGREEMENT" means this Purchase and Sale Agreement, as amended or replaced from time to time;

          (b)  "BC SHAREHOLDERS" means:

               (i)   Dyakowski;

               (ii)  Guglielmi; and

               (iii) O'Farrell and Soon, jointly;

          (c) "CLOSING" means the concurrent closing of the purchase, sale and delivery of the Purchased Securities and the execution and delivery of the Transaction Documents, on the Closing Date;

          (d) "CLOSING DATE" means the date set forth on the first page of this Agreement or such other date as agreed in writing among the parties;


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          (e)  "COMMON SHARES" means shares of any class of common shares in the share capital of BioTherapies or BioLabs or ID Certify, as appropriate;

          (f) "CONTRACT" means any agreement, indenture, contract, lease, deed of trust, license, strategic or collaborative research arrangements, option, instrument or other commitment or obligation, whether written or oral;

          (g) "PERSON" means any individual, partnership, unincorporated association, joint venture, syndicate, sole proprietorship, company or corporation with or without share capital, trust, trustee, executor, administrator, or other legal personal representatives, regulatory body or agency, government or governmental agency, authority or entity, however designated or constituted;

          (h) "PURCHASED SECURITIES" means the BioTherapies Stock, the BioLabs Stock, the BioMed Interest, the ID Certify Stock and the ID Certify Warrant;

          (i) "TAX" or "TAXES" means all federal, provincial, state, municipal, foreign and other taxes (including, without limitation, income taxes, sales taxes, excise taxes, value added taxes, capital taxes, property taxes, and production, severance and similar taxes and assessments) and includes all penalties, interest and fines with respect thereto;

          (j)  "TIME OF CLOSING" has the meaning set out in Section 3.1; and

          (k)  "TRANSACTION DOCUMENTS" means:

               (i)   this Agreement;

               (ii) all consents and waivers required pursuant to this transaction;

               (iii) the Assignment, in the form attached hereto and marked as
                     APPENDIX "B";

               (iv) the Receipt, in the form attached hereto and marked as APPENDIX "C"; and

               (v) the Release, in the form attached hereto and marked as APPENDIX "D".

1.2 GENERAL INTERPRETATION. Any words defined elsewhere in the Agreement shall have the particular meaning ascribed thereto. Words (including defined terms) using or importing the singular number include the plural and VICE VERSA and words importing one gender only shall include all genders. The division of this Agreement into Articles and Sections and the insertion of headings are for the convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms "this Agreement", "hereof", "hereunder" and similar expressions refer to this Agreement and not to any particular Article, Section or other portion hereof and include any agreement supplemental hereto. Unless something in the subject matter


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or context is inconsistent therewith, references herein to Articles, Sections and Appendices are to Articles, Sections and Appendices of or to this Agreement.

ARTICLE 2:     TRANSFER AND ISSUANCE OF PURCHASED SECURITIES

2.1 Subject to and in reliance upon the representations, warranties, covenants, terms and conditions in this Agreement, on the Closing Date:

          (a) One Hundred Thousand (100,000) Common Shares of BioTherapies stock (the "BIOTHERAPIES STOCK") shall be transferred to BioLabs as set out below:

               (i) DynaMed will transfer Ninety Thousand, Nine Hundred and Eighteen (90,918) Common Shares of BioTherapies Stock to BioLabs;

               (ii) Dyakowski will transfer Six Thousand Three Hundred and Twenty Two (6,322) Common Shares of BioTherapies Stock to BioLabs;

               (iii) Guglielmi will transfer Seven Hundred and Sixty (760)
                     Common Shares of BioTherapies Stock to BioLabs; and

               (iv) O'Farrell and Soon, jointly, will transfer Two Thousand (2,000) Common Shares of BioTherapies Stock to BioLabs;

          (b) One Million and One Hundred Thousand (1,100,000) Common Shares of BioLabs stock (the "BIOLABS STOCK") shall be allotted from treasury and issued by BioLabs as set out below:

               (i) Nine Hundred Sixty Three Thousand and Fifty One (963,051) Common Shares of BioLabs Stock will be issued to DynaMed as consideration, together with the items described in Sections 2.1(d) and 2.1(e), for the BioTherapies Stock referred to in Section 2.1(a)(i) and the BioMed Interest (as hereafter defined);

               (ii) Ninety Five Thousand Three Hundred and Thirty Three (95,333) Common Shares of BioLabs Stock will be issued to Dyakowski in exchange for the BioTherapies Stock referred to in Section 2.1(a)(ii);

               (iii) Eleven Thousand Four Hundred and Fifty-Eight (11,458)
                     Common Shares of BioLabs Stock will be issued to Guglielmi in exchange for the BioTherapies Stock referred to in
                     Section 2.1(a)(iii); and

               (iv) Thirty Thousand One Hundred and Fifty Eight (30,158) Common Shares of BioLabs Stock will be issued to O'Farrell and Soon, jointly in exchange for the BioTherapies Stock referred to in Section 2.1(a)(iv);


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          (c)  DynaMed shall transfer, convey, assign and set-over to BioLabs all of DynaMed's rights, title and 50% interest in BioMed, including, without limitation, DynaMed's interest in The September 15, 1998 Agreement, and DynaMed's 50% interest in any and all assets of BioMed, including any real property or any intellectual property (collectively, the "BIOMED INTEREST");

          (d) BioLabs shall transfer to DynaMed Eight Hundred Thousand (800,000) shares of Preferred Class "C" stock in ID Certify (the "ID CERTIFY STOCK") and a warrant to purchase One Hundred Sixty Thousand (160,000) shares of Common Shares of ID Certify (the "ID CERTIFY WARRANT"); and

          (e) BioLabs agrees to pay and has paid to DynaMed, in advance of the Closing Date, USD$50,000 cash, receipt of which amount is hereby acknowledged by DynaMed.

2.2 CONCURRENT CLOSINGS. The purchase and sale of all Purchased Securities (the "TRANSACTION") will be closed concurrently at the same time and place on the Closing Date as the execution and closing of the Transaction Documents and no part of the purchase and sale of the Purchased Securities will be considered closed until all parts of that Transaction are closed.

ARTICLE 3:     CLOSING

3.1 PLACE OF CLOSING. The Closing of the Transaction referred to in this Agreement shall take place at 10:00 a.m. (Pacific Standard Time) (the "CLOSING TIME") on the Closing Date at the office of McCarthy Tetrault, solicitors to BioLabs, at Suite 1300, 777 Dunsmuir Street, Vancouver, British Columbia, Canada, V7Y 1K2.

3.2       DOCUMENTS TO BE DELIVERED BY DYNAMED AND THE BC SHAREHOLDERS UPON
CLOSING: At the Closing, DynaMed and the BC Shareholders shall deliver or cause to be delivered to BioLabs:

          (a) Share certificates representing the BioTherapies Stock, duly and validly registered in the name of DynaMed and the BC Shareholders, accompanied by signed stock powers of transfer with signatures appropriately guaranteed;

          (b) Any other documents necessary to validly and legally transfer the BioTherapies Stock to BioLabs and to permit BioLabs to arrange for registration of the BioTherapies Stock in the name of BioLabs;

          (c) Certificate of Formation of BioMed, and any and all other constating documents of BioMed that may be in existence;

          (d)  The duly-executed Transaction Documents;

          (e) Any other documents necessary to validly and legally transfer the BioMed Interest from DynaMed to BioLabs;


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          (f)  Legal opinion from counsel to DynaMed in a form satisfactory to
               BioLabs; and

          (g) Such other documentation as BioLabs or its counsel may reasonably request.

3.3 DOCUMENTS TO BE DELIVERED BY BIOLABS UPON CLOSING. At the Closing, BioLabs shall deliver or cause to be delivered:

          (a) Share certificates representing the BioLabs Stock, duly and validly registered in the name of DynaMed or the BC Shareholders (as applicable);

          (b) Certificates representing the ID Certify Stock and the ID Certify Warrant duly and validly registered in the name of BioLabs, accompanied by signed stock powers of transfer with signatures appropriately guaranteed; and

          (c) Any other documents necessary to validly and legally transfer the ID Certify Stock and ID Certify Warrant to DynaMed and to permit DynaMed to arrange for registration of the ID Certify Stock and the ID Certify Warrant in the name of DynaMed.

3.4       EXPENSES OF CLOSING.

          (a) BIOLABS' EXPENSES. BioLabs shall pay its respective legal and accounting costs and expenses incurred in connection with the drafting, negotiation and closing of the Transaction, and any other costs and expenses whatsoever and howsoever incurred by BioLabs, including any applicable excise taxes and all of BioLabs' attorney's fees and costs. BioLabs shall also be responsible for any income tax obligation incurred by BioLabs as a result of the Transaction.

          (b) DYNAMED'S EXPENSES. DynaMed shall pay its respective legal and accounting costs and expenses incurred in connection with the drafting, negotiation and closing of the Transaction, and any other costs and expenses whatsoever and howsoever incurred by DynaMed, including any applicable excise taxes and all of DynaMed's attorney's fees and costs. DynaMed shall also be responsible for any income tax obligation incurred by DynaMed as a result of the Transaction.

          (c) BC SHAREHOLDERS' EXPENSES. Each of the BC Shareholder's respectively, shall pay such BC Shareholders respective legal and accounting costs and expenses incurred in connection with the drafting, negotiation and closing of the Transaction, and any other costs and expenses whatsoever and howsoever incurred by them, including any applicable excise taxes and all of such BC Shareholder's attorney's fees and costs. Each of the BC Shareholders, respectively, shall also be responsible for any income tax obligation incurred by such BC Shareholder as a result of the Transaction.


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ARTICLE 4:     DYNAMED'S REPRESENTATIONS AND WARRANTIES

4.1       DynaMed warrants and represents to BioLabs the following:

          (a) DynaMed is a corporation duly organized and validly existing and in good standing under the laws of Washington State in the United States of America ("USA") with the corporate power to own its assets and to carry on its business and has made all necessary filings under all applicable corporate, securities, and taxation laws or any other laws to which DynaMed is subject;

          (b) BioMed is a Washington Limited Liability Company duly organized and validly existing and in good standing under the laws of Washington State in the USA with the power to own its assets and to carry on its business and has made all necessary filings under all applicable company, securities, and taxation laws or any other laws to which BioMed is subject;

          (c) Neither the entering into nor the delivery of this Agreement nor the completion of the transactions contemplated hereby by DynaMed will result in the violation of any of the provisions of the constating documents of DynaMed or of BioMed, or any agreement or other instrument to which DynaMed or BioMed is a party or by which DynaMed is bound which will not be terminated as of the Closing Date, or any applicable law, rule or regulation;

          (d) DynaMed is the legal and registered and beneficial owner of and has good and marketable title to all of the shares, interests, assets and rights which are being transferred by DynaMed pursuant to this Agreement, specifically including all shares, interests, assets and rights relating to the BioMed Interest and relating to the BioTherapies Stock described in Section 2.1(a)(i);

          (e) All shares, interests, assets and rights being transferred by DynaMed to BioLabs pursuant to this Agreement are transferred free and clear of any claims, liens, charges or other encumbrances whatsoever, except as specifically and otherwise set forth herein;

          (f) DynaMed has complied with all laws, rules and regulations of any state, federal or local government, and is in good standing in each jurisdiction where DynaMed or the location of its assets require such qualification;

          (g) To the best of the knowledge of DynaMed, BioMed has complied with all laws, rules and regulations of any state, federal or local government, and is in good standing where BioMed or the location of its assets require such qualification;

          (h) To the best of the knowledge of DynaMed, the representations and warranties provided by BioTherapies in APPENDIX "E" are true and complete in all respects; and


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          (i)  To the best of the knowledge of DynaMed, with the sole exception of the dispute detailed in the December 22, 1999 Notice of Intent to Arbitrate that was served upon BioTherapies by DynaMed (a complete copy of which is attached hereto as EXHIBIT "A" to APPENDIX "D"), there is no controversy, claim, action, suit or proceeding at law or in equity by or before any governmental agency, arbitrator, or arbitration board now pending, or threatened against or affecting BioTherapies or BioMed or any of BioTherapies' or BioMed's properties or assets and DynaMed is not aware of any ground on which such action, suit or proceeding might be commenced with any reasonable likelihood of success;

          (j) There is no Contract, option, or any other right of another binding upon or which at any time in the future may become binding upon DynaMed to sell, transfer, assign, pledge, charge, mortgage or in any other way dispose of or encumber any of the BioMed Interest, or the BioTherapies Stock, other than pursuant to the provisions of this Agreement;

          (k) The BioTherapies Stock described in Section 2.1(a)(i) of this Agreement represents all of the shares, warrants, options or other securities of BioTherapies held by DynaMed;

          (l) The BioMed Interest represents all of the interest held by DynaMed in BioMed;

          (m) DynaMed has validly obtained from all relevant parties all permits, consents, authorizations, approvals and other legal documents necessary to legally and validly assign and transfer to BioLabs, any and all of the BioTherapies Stock described in
               Section 2.1(a)(i) and the BioMed Interest, specifically including any and all of DynaMed's interest in The September 15, 1998 Agreement;

          (n) The BioTherapies Stock described in Section 2.1(a)(i) and the BioMed Interest, in all respects, have each been offered, sold and delivered by DynaMed to BioLabs in compliance with all applicable federal, state and provincial securities laws in the USA and Canada;

          (o) Upon completion of the Closing, BioLabs will have full right to become the legal and registered owner of and will have good and marketable title to the BioTherapies Stock and the BioMed Interest free and clear of all pre-emptive rights, mortgages, liens, charges, security interests, adverse claims, pledges and demands whatsoever arising by reason of the acts or omissions of DynaMed or its shareholders, other than the restrictions on transfer imposed by applicable USA or Canadian securities laws;

          (p) Neither the sale nor transfer of the BioTherapies Stock and the BioMed Interest will:


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               (i)  contravene, conflict with or result in a violation or breach of, or result in a default under, any provision of any Contract to which DynaMed is a party or by which it or its property is bound; nor

               (ii) give any Person the right to:

                    A. declare a default or exercise any remedy under any Contract to which DynaMed is a party;

                    B. accelerate the maturity or performance of any Contract, or any provision in any contract, to which DynaMed is a party; or

                    C. cancel, terminate or modify any Contract to which DynaMed is party;

          (q) All action on the part of DynaMed and its directors and shareholders necessary for the execution, delivery and performance of the Agreement, and the transfer and delivery to BioLabs of the BioTherapies Stock and the BioMed Interest has been taken;

          (r) There is no requirement for DynaMed to make any filing with, give any notice to or to obtain any license, permit, certificate, registration, authorization, consent or approval of, any USA or Canadian governmental or regulatory authority as a condition to the lawful consummation of any of the transactions contemplated by this Agreement;

          (s) Every owner of an equity interest in DynaMed is an "accredited investor", as that term is defined in Rule 501 promulgated under the U.S. Securities Act of 1933, as amended; and

          (t) DynaMed is not acquiring the BioLabs Stock referred to in Section 2.1(b)(i) as part of a transaction or series of transactions involving further purchases and sales in the course of or incidental to a distribution of such shares in the province of British Columbia and, to the extent that DynaMed is contemplating reselling or transferring any such shares, it will not resell or transfer any such shares in British Columbia or to a Person in British Columbia and no act, advertisement, solicitation, conduct or negotiation directly or indirectly in furtherance of any such resale or transfer will occur in British Columbia;

          (u) DynaMed acknowledges that (i) securities to be issued or transferred to it pursuant to this Agreement have not been qualified by a prospectus filed under the securities laws of any jurisdiction or qualified for distribution or registered or the subject of registration under the Securities Act of 1933, as amended, of the USA, USA federal securities laws or the laws of any Canadian province or USA state or other jurisdiction (collectively, the "SECURITIES LAWS"); (ii) absent exemptions from the registration and prospectus requirements under the Securities Laws, the issuance or transfer of securities to be transferred pursuant to this Agreement


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               would be subject to the prospectus and registration requirements of such laws; (iii) BioLabs is and will be issuing and transferring such securities in reliance upon exemptions from the registration and prospectus requirements of such Securities Laws; and (iv) reliance by BioLabs is based upon DynaMed's representations and warranties contained in this Agreement;

          (v) DynaMed understands that no securities commission or other federal or state or provincial agency or other regulatory authority (within or outside of Canada or the USA) has made any finding or determination regarding the fairness of the offer, sale or issuance of the securities described herein, has made any recommendation or endorsement of the offer and sale of the securities described herein or has reviewed or passed in any way upon this Agreement or passed upon the merits of the securities described herein;

          (w) DynaMed acknowledges that (i) the securities to be acquired by it pursuant to this Agreement will be subject to resale restrictions under applicable Securities Laws, including statutory hold periods, which, in respect of the hold period imposed pursuant to the applicable Securities Laws of the Province of British Columbia, may never expire, and DynaMed agrees to comply with such restrictions; (ii) DynaMed has been independently advised by its own legal advisors with respect to the restrictions which are applicable with respect to trading in the securities and the fact that it will not be able to trade in such securities except in accordance with certain limited exemptions under applicable Securities Laws, and understands such restrictions and acknowledges that it is solely responsible (and BioLabs is not in any manner responsible) for complying with all such Securities Laws and such resale restrictions and that BioLabs makes no representation or warranty regarding such resale restrictions or whether any exemption may be available under such applicable securities laws to permit DynaMed to resell or transfer and securities so acquired and is under no obligation to register or qualify the securities under any Securities Laws and that DynaMed has no right to require such registration or qualification; and

          (x) DynaMed acknowledges that the certificates representing the BioLabs Stock referred to in Section 2.1(b) may bear such legends as counsel for BioLabs may advise are necessary or desirable pursuant to applicable Securities Laws, including legends substantially as follows:

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933; THEY HAVE BEEN ACQUIRED BY THE HOLDER FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT AS MAY BE AUTHORIZED UNDER THE SECURITIES ACT OF 1933, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.


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ARTICLE 5:     THE BC SHAREHOLDERS' REPRESENTATIONS AND WARRANTIES

5.1 Each of the BC Shareholders warrants and represents to BioLabs the following:

          (a) Neither the entering into nor the delivery of this Agreement nor the completion of the transactions contemplated hereby by such BC Shareholder will result in the violation of any agreement or other instrument to which such BC Shareholder is a party or by which such BC Shareholder is bound which will not be terminated as of the Closing Date, or any applicable law, rule or regulation;

          (b) Such BC Shareholder is the legal and registered and beneficial owner of and has good and marketable title to all of the shares, interests, assets and rights which are being transferred by such BC Shareholder pursuant to this Agreement, specifically including all shares, interests, assets and rights relating to the BioTherapies Stock described in Section 2.1(a);

          (c) All shares, interests, assets and rights being transferred by such BC Shareholder to BioLabs pursuant to this Agreement are transferred free and clear of any claims, liens, charges or other encumbrances whatsoever, except as specifically and otherwise set forth herein;

          (d) To the best of the knowledge of such BC Shareholder with the sole exception of the dispute detailed in the December 22, 1999 Notice of Intent to Arbitrate that was served upon BioTherapies by DynaMed (a complete copy of which is attached hereto as EXHIBIT "A" to Appendix "D"), there is no controversy, claim, action, suit or proceeding at law or in equity by or before any governmental agency, arbitrator, or arbitration board now pending, or threatened against or affecting BioTherapies, or any of the properties or assets of BioTherapies, and such BC Shareholder is not aware of any ground on which such action, suit or proceeding might be commenced with any reasonable likelihood of success;

          (e) There is no Contract, option, or any other right of another binding upon or which at any time in the future may become binding upon such BC Shareholder to sell, transfer, assign, pledge, charge, mortgage or in any other way dispose of or encumber any of the BioTherapies Stock described in Section 2.1(a)(ii), 2.1(a)(iii) or 2.1(a)(iv) to be transferred by such BC Shareholder pursuant to this Agreement other than pursuant to the provisions of this Agreement;

          (f) The BioTherapies Stock described in Section 2.1(a)(ii), 2.1(a)(iii) or 2.1(a)(iv) to be transferred by such BC Shareholder pursuant to this Agreement, in all respects, has been offered, sold, transferred and delivered by such BC Shareholder to BioLabs in compliance with all applicable federal, state and provincial securities laws in the USA and Canada;

          (g) Upon completion of the Closing, BioLabs will be the legal and registered owner of and will have good and marketable title to the BioTherapies Stock free and


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               clear of all pre-emptive rights, mortgages, liens, charges, security interests, adverse claims, pledges and demands whatsoever arising by reason of the acts or omissions of such BC Shareholder other than the restrictions on transfer imposed by applicable USA or Canadian securities laws;

          (h) Neither the sale nor transfer of the BioTherapies Stock described in Section 2.1(a)(ii), 2.1(a)(iii) or 2.1(a)(iv) to be transferred by such BC Shareholder pursuant to this Agreement will:

               (i) contravene, conflict with or result in a violation or breach of, or result in a default under, any provision of any Contract to which such BC Shareholder is a party or by which such BC Shareholder is bound; nor

               (ii) give any Person the right to:

                    A. declare a default or exercise any remedy under any contract to which such BC Shareholder is a party;

                    B. accelerate the maturity or performance of any Contract, or any provision in any contract, to which such BC Shareholder is a party; or

                    C. cancel, terminate or modify any Contract to which such BC Shareholder is a party;

          (i) There is no requirement for such BC Shareholder to make any filing with, give any notice to or to obtain any license, permit, certificate, registration, authorization, consent or approval of, any USA or Canadian governmental or regulatory authority as a condition to the lawful consummation of any of the transactions contemplated by this Agreement;

          (j) Such BC Shareholder is not acquiring the BioLabs Stock referred to in Section 2.1(b)(ii), 2.1(b)(iii) or 2.1(b)(iv), as applicable, as part of a transaction or series of transactions involving further purchases and sales in the course of or incidental to a distribution of such shares in the province of British Columbia;

          (k) Such BC Shareholder acknowledges that (i) BioLabs Stock to be issued to such BC Shareholder pursuant to this Agreement has not been qualified by a prospectus filed under the securities laws of any jurisdiction or qualified for distribution or registered or the subject of registration under the Securities Act of 1933, as amended, of the USA, USA federal securities laws or the laws of any Canadian province or USA state or other jurisdiction; (ii) absent exemptions from the registration and prospectus requirements under the Securities Laws, the issuance or transfer of securities to be transferred pursuant to this Agreement would be subject to the prospectus and registration requirements of such laws; (iii) BioLabs is and will be issuing such securities in reliance upon exemptions from the registration and prospectus requirements of such Securities Laws; and (iv)


Purchase & Sale Agreement              12
               reliance by BioLabs is based upon the BC Shareholders' representations and warranties contained in this Agreement;

          (l) Such BC Shareholder understands that no securities commission or other federal or state or provincial agency or other regulatory authority (within or outside of Canada or the USA) has made any finding or determination regarding the fairness of the offer, sale or issuance of the securities described herein, has made any recommendation or endorsement of the offer and sale of the securities described herein or has reviewed or passed in any way upon this Agreement or passed upon the merits of the securities described herein;

          (m) Such BC Shareholder acknowledges that (i) the BioLabs Stock to be acquired by such BC Shareholder will be subject to resale restrictions under applicable Securities Laws including statutory hold periods, which in respect of the hold period imposed pursuant to the applicable Securities Laws of the Province of British Columbia, may never expire, and such BC Shareholder agrees to comply with such restrictions, (ii) such BC Shareholder has been independently advised by his or her own legal advisors with respect to the restrictions which are applicable with respect to trading in the securities and the fact that the BC Shareholder will not be able to trade in such securities except in accordance with certain limited exemptions under applicable Securities Laws and understands such restrictions and acknowledges that such BC Shareholder is solely responsible (and BioLabs is not in any manner responsible) for complying with all such Securities Laws and such resale restrictions and that BioLabs makes no representation or warranty regarding such resale restrictions or whether any exemption may be available under such applicable Securities Laws to permit such BC Shareholder to resell or transfer any BioLabs Stock so acquired and is under no obligation to register or qualify the securities under any Securities Laws and that such BC Shareholder has no right to require such registration or qualification;

          (n) Such BC Shareholder acknowledges that the certificates representing the BioLabs Stock referred to in Section 2.1(b) may bear such legends as counsel for BioLabs may advise are necessary or desirable pursuant to applicable Securities Laws, including legends substantially as follows:

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933; THEY HAVE BEEN ACQUIRED BY THE HOLDER FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT AS MAY BE AUTHORIZED UNDER THE SECURITIES ACT OF 1933, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

          (o) Such BC Shareholder is a person who is ordinarily resident in British Columbia and, in respect of the BioTherapies Stock held by such BC Shareholder, such BioTherapies Stock is registered in the name of such BC Shareholder on the


Purchase & Sale Agreement              13
               books of BioTherapies and the last address of such BC Shareholder as shown on the books of BioTherapies is in British Columbia; and

          (p) Such BC Shareholder is an "ACCREDITED INVESTOR" as that term is defined in Rule 501 promulgated under the U.S. Securities Act of 1933, as amended.

ARTICLE 6:     BIOLABS' REPRESENTATIONS AND WARRANTIES

6.1 BioLabs warrants and represents to DynaMed and the BC Shareholders the following:

          (a) BioLabs is a corporation duly organized and validly existing and in good standing under the laws of New York State in the USA with the corporate power to own its assets and to carry on its business and has made all necessary filings under all applicable corporate, securities, and taxation laws or any other laws to which BioLabs is subject;

          (b) Neither the entering into nor the delivery of this Agreement nor the completion of the transactions contemplated hereby by BioLabs will result in the violation of any of the provisions of the constating documents of BioLabs, or any agreement or other instrument to which BioLabs is a party or by which BioLabs is bound which will not be terminated as of the Closing Date, or any applicable law, rule or regulation;

          (c) BioLabs is the legal and registered and beneficial owner of and has good and marketable title to all of the shares, assets and rights which are being transferred by BioLabs pursuant to this Agreement, specifically, the ID Certify Stock and the ID Certify Warrant, free and clear of any claims, liens, charges or other encumbrances whatsoever, except as specifically and otherwise set forth herein;

          (d) BioLabs has complied with all laws, rules and regulations of any state, federal or local government, and is in good standing in each jurisdiction where BioLabs or the location of its assets requires such qualification;

          (e) There is no Contract, option, or any other right of another binding upon or which at any time in the future may become binding upon BioLabs to sell, transfer, assign, pledge, charge, mortgage or in any other way dispose of or encumber any of the BioLabs Stock or the ID Certify Stock or the ID Certify Warrant, other than pursuant to the provisions of this Agreement;

          (f) The BioLabs Stock, the ID Certify Stock and the ID Certify Warrant, in all respects, have each been offered, issued, sold and delivered by BioLabs to DynaMed or the BC Shareholders (as applicable) in compliance with all applicable federal, state and provincial securities laws in the USA and Canada;

          (g) Upon completion of the Closing, DynaMed and the BC Shareholders (as applicable) will be the legal and registered owner of the BioLabs Stock and have


Purchase & Sale Agreement              14
               full right to become the legal and registered owner of the ID Certify Stock and the ID Certify Warrant and will have good and marketable title to the BioLabs Stock, the ID Certify Stock and the ID Certify Warrant free and clear of all pre-emptive rights, mortgages, liens, charges, security interests, adverse claims, pledges and demands whatsoever arising by reason of the acts or omissions of BioLabs, other than the restrictions on transfer imposed by applicable USA or Canadian securities laws;

          (h) Neither the sale nor issuance of the BioLabs Stock, nor the sale and transfer of the ID Certify Stock and the ID Certify Warrant will:

               (i) contravene, conflict with or result in a violation or breach of, or result in a default under, any provision of any Contract to which BioLabs is a party or by which it or its property is bound; nor

               (ii) give any Person the right to:

                    A. declare a default or exercise any remedy under any Contract to which BioLabs is a party;

                    B. accelerate the maturity or performance of any Contract, or any provision in any Contract, to which BioLabs is a party; or

                    C. cancel, terminate or modify any Contract to which BioLabs is party;

          (i) All action on the part of BioLabs and its directors and shareholders necessary for the allotment, issuance and delivery of the BioLabs Stock, and the transfer and delivery of the ID Certify Stock and the ID Certify Warrant to DynaMed has been taken, except for actions which are not required to be taken until after the Closing Date; and

          (j) There is no requirement for BioLabs to make any filing with, give any notice to or to obtain any license, permit, certificate, registration, authorization, consent or approval of, any USA or Canadian governmental or regulatory authority as a condition to the lawful consummation of the transactions contemplated by this Agreement other than those already obtained by BioLabs or which are not required until after the Closing Date.

ARTICLE 7:     SURVIVAL OF REPRESENTATIONS AND WARRANTIES

7.1 The representations and warranties set forth in this Agreement shall survive the completion of the Closing and transfer of all shares and interests herein provided and, notwithstanding such completion, shall continue in full force and effect in accordance with the terms thereof for a period of three (3) years from the Closing Date.


Purchase & Sale Agreement              15

ARTICLE 8:     LEGAL AND TAX IMPLICATIONS

8.1 Each party shall be responsible for reviewing the legal, accounting and tax implications with professional advisors of their choice regarding the impact this transaction will have on them. BioLabs does not assume and shall not be liable for any Taxes whatsoever which may be or become payable by DynaMed or any of the BC Shareholders with respect to the income, business, properties and activities of DynaMed or BioMed or the BC Shareholders up to and including the Closing Date, including, without limitation, any Taxes resulting from or arising as a consequence of the transfer to BioLabs of the BioTherapies Stock or the BioMed Interest. DynaMed and the BC Shareholders do not assume and shall not be liable for any Taxes whatsoever which may be or become payable by BioLabs with respect to the income, business, properties and activities of BioLabs up to and including the Closing Date, including, without limitation, any Taxes resulting from or arising as a consequence of the issuance of the BioLabs Stock to DynaMed or the BC Shareholders or the transfer of the ID Certify Stock or ID Certify Warrants to DynaMed. Each party specifically stipulates they have been represented in the negotiations for and in preparation of this Agreement by counsel of their own choosing. The parties have read this Agreement and have had it fully explained to them.

8.2       For the purposes of the representations and warranties contained in
Article 4, whenever the expression "TO THE BEST OF THE KNOWLEDGE" is used, it means to the best of the knowledge of the applicable party after making due inquiry concerning the factual matter in question.

ARTICLE 9:     INDEMNIFICATION

9.1 Each party (the "INDEMNIFYING PARTY") shall indemnify, defend and hold harmless each of the other parties, its subsidiaries, officers, directors, employees, consultants, attorneys, insurers, affiliates, and controlling persons (collectively, the "INDEMNIFIED PARTIES") from and against any and all loss, damage, expense (including, without limitation, court costs, interest, penalties, reasonable legal fees and expenses), suit, action, claim, liability or obligation (collectively, "LOSSES") related to, caused by or arising from the Indemnifying Party's misrepresentation, breach of warranty or failure to fulfill any covenant or agreement contained in this Agreement or any agreement ancillary hereto.

ARTICLE 10:    GOVERNING LAW AND VENUE

10.1 This Agreement shall be construed in accordance with and governed by the laws of the Province of British Columbia and the laws of Canada in force therein without regard for conflict of law rules. All parties agree that by executing this Agreement they have attorned to the jurisdiction of the Supreme Court of British Columbia, and that subject to Article 11, the British Columbia Supreme Court shall have exclusive jurisdiction over this Agreement.


Purchase & Sale Agreement              16

ARTICLE 11:    ARBITRATION

11.1 In the event of any dispute arising between the parties concerning this Agreement, its enforceability or the interpretation thereof (the "DISAGREEMENT"):

          (a) the parties shall refer the Disagreement for resolution by the individual parties and, in the case of BioLabs and DynaMed, their respective Chief Executive Officers, or their nominees;

          (b) if the Disagreement is not resolved pursuant to Section 11.1(a) within thirty (30) days (or such longer period as may be agreed upon between the parties), a mediator shall be appointed by the parties who shall assist the parties in resolving the Disagreement;

          (c) if the Disagreement is not resolved under Section 11.1(b) within thirty (30) days (or such longer period as may be agreed upon between the parties), upon giving written notice to arbitrate to the other parties, which written notice shall identify and describe the nature of the Disagreement, any party may refer the Disagreement to be finally settled by a single arbitrator;

          (d) the arbitrator shall immediately proceed to hear and determine the Disagreement. The parties agree that it is important that all Disagreements be resolved promptly and the parties therefore agree that the arbitration shall be required to be conducted expeditiously and that the final disposition shall be accomplished within two (2) weeks. The parties shall ensure that the arbitrator, upon accepting the nomination, shall agree that the arbitrator has time available for the timely handling of the arbitration in order to achieve final disposition within two (2) weeks;

          (e) the decision of the arbitrator shall be rendered in writing, without reasons and shall be promptly served upon all parties and the decision of the arbitrator shall be binding upon the parties;

          (f) in the event of the death, resignation, incapacity, neglect or refusal to act of the arbitrator, and if the neglect or refusal continues for a period of five (5) days after notice in writing of such has been given by any party, another arbitrator shall be nominated to replace the arbitrator;

          (g) the costs of the arbitration shall be in the discretion of the arbitrator, and shall be borne by each party in accordance with the decision of the arbitrator; and

          (h) except as to matters otherwise provided herein, the arbitration shall be conducted in accordance with the COMMERCIAL ARBITRATION ACT of British Columbia or any successor legislation then in force and the place of arbitration shall be Vancouver, British Columbia.


Purchase & Sale Agreement              17

11.2 Notwithstanding Section 11.1, this Article shall not prevent a party hereto from applying to a court of competent jurisdiction for interim protection such as, by way of example, an interim injunction.

ARTICLE 12:    GENERAL PROVISIONS

12.1 BENEFIT OF THE AGREEMENT. This Agreement shall be binding upon, enure to the benefit of, and be enforceable by and against the respective heirs, executors, administrators, successors and permitted assigns of the parties hereto.

12.2 FURTHER ASSURANCES. Each of the parties hereto shall from time to time execute and deliver all such further documents and instruments and do all acts and things as the other party may, either before or after the date of execution of this Agreement, reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement.

12.3 NOTICES. All notices, demands, consents, approvals or other communications hereunder shall be in writing and shall be deemed to have been given when the same are: (i) sent by certified or registered mail, postage prepaid or (ii) delivered personally, in each case, to the parties at their respective addresses as set forth below or to such other individual or at such other addresses as such parties may designate by notice to the other parties to this Agreement.

               If to DynaMed:      113 Second St., Suite 102
                                   Wenatchee, WA
                                   98801

                                   Attention: Roland E. "Sandy" Wheeler

               If to BioLabs:      Suite 1A, 3033 King George Highway
                                   Surrey, BC
                                   V4P 1B8

                                   Attention: Mr. Greg McCartney, CEO

               If to Dyakowski:    4474 West 3rd Avenue
                                   Vancouver, BC
                                   V6R 1N1

                                   Attention: Antony Dyakowski

               If to Guglielmi:    2929 West 24th Avenue
                                   Vancouver, BC
                                   V6C 1R7

                                   Attention: Elio Guglielmi


Purchase & Sale Agreement              18

               If to O'Farrell
               and Soon:           PH 3 950 Bidwell Street
                                   Vancouver, BC
                                   V6G 2J9

                                   Attention:  Kevin O'Farrell and Roberta Soon

12.4 INDEPENDENT LEGAL ADVICE. Each party to this Agreement acknowledges and agrees that said party has had the opportunity to consult legal counsel in regard to this Agreement, that said party is fully aware of its legal effect, that McCarthy Tetrault has acted as counsel only to BioLabs and that Davis, Arneil Law Firm, LLP has acted only for DynaMed, and that neither of the aforementioned legal firms are protecting the rights and interests of any other party to this Agreement.

12.5 ASSIGNMENT. None of the parties to this Agreement may assign any of their rights or delegate any of the obligations specified in this Agreement without the prior written consent of the other parties hereto.

12.6 ENTIRE AGREEMENT. The Appendices to this Agreement, together with the terms and conditions within this Agreement constitute the entire and whole agreement between the parties hereto relating to the subject matter hereof, and supercedes any prior understandings and agreements between the parties hereto with respect thereto. The Appendices will be binding upon the parties hereto except to the extent that they may conflict with the terms and conditions contained within this Agreement itself, in which case the terms and conditions of this Agreement will govern. There are no representations, warranties, terms, conditions, undertakings or collateral agreements, express, implied or statutory, between the parties other than as expressly set forth in this Agreement.

12.7 AMENDMENT. This Agreement may not be modified or amended except by a written instrument signed by each of the parties.

12.8 WAIVER. No failure on the part of any party hereto to exercise, and no delay in exercising, any right, power, or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or remedy hereunder preclude any further exercise thereof or the exercise of any other right, power or remedy.

12.9 SEVERABILITY. In the event that any of the provisions or portions of any provision of this Agreement is/are held to be unenforceable or invalid by any court of competent jurisdiction, the remaining portion(s) of any such provision and the remaining provisions shall remain in effect.

12.10 CONSTRUCTION. The parties acknowledge that each party and their counsel have had the opportunity to review and negotiate the terms and conditions of this Agreement, and that the normal rule of construction to the effect that any ambiguities are to be construed against the drafting party shall not be employed in the interpretation of this Agreement or any Appendices or amendments hereto.

12.11 OBLIGATIONS OF O'FARRELL AND SOON. The warranties, representations and covenants of O'Farrell and Soon in this Agreement are joint and several.


Purchase & Sale Agreement             19

12.12 COUNTERPARTS AND FACSIMILE SIGNATURES. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. All of the counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signors had signed a single signature page. Facsimile signatures are binding on the party providing the facsimile signature.

IN WITNESS WHEREOF, duly-authorized signatories of all parties hereto have each caused this agreement to be executed as of the Closing Date.


DYNAMED, INC., a Washington corporation,

By  /s/ ROLAND E. WHEELER
    -------------------------

    _________________________, its President


BIOLABS, INC., a New York corporation,

By  /s/ E. GREG MCCARTNEY
    -------------------------

    _________________________, its Board Chair



Purchase & Sale Agreement             20

SIGNED, SEALED AND DELIVERED by           )
ANTONY DYAKOWSKI, in the presence of:     )
                                          )
                                          )
                                          )
/s/ Antony Dyakowski                      )
----------------------------------------- )
Signature                                 )
                                          )
_________________________________________ )
Print Name                                )
                                          )
                                          )
_________________________________________ )
Title                                     )



SIGNED, SEALED AND DELIVERED by           )
ELIO GUGLIELMI, in the presence of:       )
                                          )
                                          )
/s/ Elio Guglielmi                        )
----------------------------------------- )
Signature                                 )
                                          )
_________________________________________ )
Print Name                                )
                                          )
                                          )
_________________________________________ )
Title                                     )



SIGNED, SEALED AND DELIVERED by           )
KEVIN O'FARRELL, in the presence of:      )
                                          )
                                          )
                                          )
                                          )
/s/ Kevin O'Farrell                       )
----------------------------------------- )
Signature                                 )
                                          )
_________________________________________ )
Print Name                                )
                                          )
                                          )
_________________________________________ )
Title                                     )



Purchase & Sale Agreement                21

SIGNED, SEALED AND DELIVERED by           )
ROBERTA SOON, in the presence of:         )
                                          )
                                          )
                                          )
                                          )
/s/ Roberta Soon                          )
----------------------------------------- )
Signature                                 )
                                          )
_________________________________________ )
Print Name                                )
                                          )
                                          )
_________________________________________ )
Title                                     )



Purchase & Sale Agreement                22